Exhibit 31.2
CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, John Ornell, the Chief Financial Officer of Waters Corporation, certify that:
1.	I have reviewed this quarterly report on Form 10-Q/A of Waters Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 16, 2005

/s/ John Ornell

John Ornell
Chief Financial Officer